CERTIFICATE OF AMENDMENT
                                       OF
                              LIMITED PARTNERSHIP
                                      FOR
                   LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP

                 Filed pursuant to A.R.S. 29-309 And 29-311(b)


I. Name. The name of the limited partnership is LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP ("The Partnership").

II.      Date of Filing. This certificate shall be filed on November 11, 1993.

III. Amendment. The First Amended Certificate of Limited Partnership and Amended Agreement of Los Abrigados Partners Limited Partnership (the "Certificate") is hereby amended to reflect that, as of November 11, 1993, Arthur J. Martori has transferred and assigned all of his right, title and interest in and to his Class B Limited Partnership Interest in the Partnership to Martori Enterprises Incorporated, an Arizona corporation.

Dated:  November 11, 1993.

ILE SEDONA INCORPORATED, an                      Arthur J. Martori
Arizona corporation, General
Partner
                                                 By:   Arthur J. Martori
                                                       ---------------------
                                                       Outgoing Class B Limited
                                                       Partner




By:    Joseph P. Martori
       ------------------
Title:  Chairman
       ------------------



MARTORI ENTERPRISES INCORPORATED,
an Arizona corporation, Incoming
Class B Limited Partner


By:    Joseph P. Martori
       ------------------
Title:   Chairman
       ------------------